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                                 Exhibit 10.2



                      Amendment P00005 to Prime Contract
                   No. N00123-94-D-0033 for the U. S. Navy

NESECVJO 4270/7 (5/84)
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AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE  U    PAGE 1 OF 2 PAGES
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2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO. (If applicable)
P00005                               95 JUN 14             N6312694RC49001
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6. ISSUED BY            CODE N00244          7. ADMINISTERED BY (If other than Item 6)                   CODE S3306A
FLEET AND INDUSTRIAL SUPPLY CENTER DET          DCMAO SYRACUSE
BLDG. 53, 2ND FLOOR                             615 ERIE BLVD. WEST
LONG BEACH, CA 90822-5074                       SYRACUSE, NY 13204-2408
R.W. CENGIA, PLC, (310) 901-3769
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8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)  (X)  9A. AMENDMENT OF SOLICITATION NO.

COMPTEK FEDERAL SYSTEMS, INC.                                                    ------------------------------------------
BUFFALO TECHNOLOGY CAMPUS                                                         9B. DATED (SEE ITEM 11)
2732 TRANSIT ROAD
BUFFALO, NY 14224-2523                                                           ------------------------------------------
                                                                                 10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                     N00123-94-D-0033
                                                                              X  ------------------------------------------
- ----------------------------------------------------------------------------     10B. DATED (SEE ITEM 13)
CODE      OTTJ6                 FACILITY CODE                                         29 APR 94
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                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
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[ ]  The above numbered solicitation is amended as set forth Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. ACCOUNTING AND APPROPRIATION DATA (if required) NOT APPLICABLE
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                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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X   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
       CONTRACT ORDER NO. IN ITEM 10A.

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    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).

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    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

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    D. OTHER (Specify type of modification and authority)
X      LIMITATION OF COST CLAUSE AND MUTUAL AGREEMENT
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E.  IMPORTANT:  Contractor [ ] is not, [X] is required to sign this document and return  2  copies to the issuing office.
                                                                                        ---
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14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this modification is to increase the ceiling price for Option Year One to provide for a cost growth, change the contractors address to reflect the new address as shown in Block 8 above, and transfer the Government Property Assets from Contract
N00123-89-C-0612 to Contract N00123-94-D-0033.
                                                SEE PAGE 2
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
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15A. NAME AND TITLE OF SIGNER (Type or print)                   16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
James E. Lueck, Deputy Program Manager                          R.W. Cengia
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15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED            16B. UNITED STATES OF AMERICA            16C. DATE SIGNED
NSN7540-01-152-8070                      6/19/95                                                              6/21/95
/s/ James E. Lueck                                                   By  /s/ R.W. Cengia
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James E. Lueck                                                       R. W. Cengia
(Signature of person authorized to sign)                             (Signature of Contracting Officer)
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PREVIOUS EDITION UNUSABLE                                        30-105                      STANDARD FORM 30 (REV. 10-83)
                                                                                             Prescribed by GSA


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                                                         N00123-94-D-0033
                                                         Modification P00005
                                                         Page 2 of 2



SECTION B - SUPPLIES/SERVICES AND PRICES is revised in part as follows:


The estimated cost and fixed fee for Option Year One, (CLINs 0003 and 0004) is revised to read:


                         FROM             INCREASE          TO
Estimated Cost      $15,448,400.00    $2,100,000.00    $17,548,400.00
Fixed Fee               615,861.00         -0-             615,861.00
                    --------------    -------------    --------------
Estimated Cost/Fee  $16,064,261.00    $2,100,000.00    $18,164,261.00


The estimated cost and fixed fee for the entire contract is revised to read:

                         FROM             INCREASE          TO
Estimated Cost      $20,612,480.00    $2,100,000.00    $22,712,480.00
Fixed Fee               824,430.00         -0-             824,430.00
                    --------------    -------------    --------------
Estimated Cost/Fee  $21,436,910.00    $2,100,000.00    $23,536,910.00


SECTION H - SPECIAL CONTRACT REQUIREMENTS is revised in part to add:


TRANSFER OF GOVERNMENT PROPERTY


The Government Property assets, set forth in the Comptek letter dated 19 July 1994 are hereby transferred, for accountability purposes, from Contract N00123-89-C-0612 for use under Contract N00123-94-D-0033. Comptek is authorized to use these assets to complete the effort under Contract N00123-89-C-0612.


NOTE: The list of assets set forth in the Comptek letter of 19 July 1994 are distributed to the Naval Air Warfare Center, Point Mugu and DCMAO Syracuse only.